Exhibit 1

AGREEMENT OF JOINT FILING

(VISTRA ENERGY CORP.)

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13G and any and all further amendments thereto, with respect to the securities of the above referenced issuer, and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 14, 2018.

LEVERAGESOURCE V, S.À R.L.

By:	/s/ Katherine G. Newman
	Name:	Katherine G. Newman
	Title:	Class A Manager

By:	/s/ David O’Neill
	Name:	David O’Neill
	Title:	Class B Manager

LEVERAGESOURCE V, L.P.

By:	LS V GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

LS V GP, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

LEVERAGESOURCE HOLDINGS, L.P.
with respect to SERIES V therof

By:	LeverageSource Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

LSR LOAN FUNDING LLC

By:	LeverageSource III, L.P.
its sole member

	By:	LS III GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

LEVERAGESOURCE III, L.P.

By:	LS III GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

LS III GP, LLC

By:	/s/ Joseph D. Glatt
	Name:		Joseph D. Glatt
	Title:		Vice President

LEVERAGESOURCE HOLDINGS, L.P.
with respect to SERIES III therof

By:	LeverageSource Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

LEVERAGESOURCE HOLDINGS GP, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

LEVERAGESOURCE, L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

	By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

By:	Apollo Advisors VII (EH), L.P.
its general partner

	By:	Apollo Advisors VII (EH-GP), Ltd.
its general partner

	By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO ADVISORS VI (EH), L.P.

By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

	By:	/s/ Laurie D. Medley
	Name:		Laurie D. Medley
	Title:		Vice President

APOLLO ADVISORS VI (EH-GP), LTD.

By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO ADVISORS VII (EH), L.P.

By:	Apollo Advisors VII (EH-GP), Ltd.
its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO ADVISORS VII (EH-GP), LTD.

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS III, L.P.

By:	Apollo Principal Holdings III GP, Ltd.
its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

LEROY DH, L.P.

By:	Leroy DH GP, LLC
its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

LEROY DH GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

ANRP II (DEBT AIV), L.P.

By:	Apollo ANRP Advisors II, L.P.
its general partner

By:		Apollo ANRP Capital Management II, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO ANRP ADVISORS II, L.P.

By:	Apollo ANRP Capital Management II, LLC
its general partner

	By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO ANRP CAPITAL MANAGEMENT II, LLC

By:		/s/ Laurie D. Medley
Name:		Laurie D. Medley
Title:		Vice President

APH HOLDINGS, L.P.

By:	Apollo Principal Holdings III GP, Ltd.
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO PRINCIPAL HOLDINGS III GP, LTD.

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

ACLF CO-INVESTMENT FUND, L.P.

By:	Apollo Credit Liquidity Advisors, L.P.
its general partner

	By:	Apollo Credit Liquidity Capital Management, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO CREDIT LIQUIDITY ADVISORS, L.P.

By:	Apollo Credit Liquidity Capital Management, LLC
its general partner:

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CREDIT LIQUIDITY CAPITAL MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

ZEUS INVESTMENTS, L.P.

By:	Apollo Zeus Strategic Advisors, L.P.
its general partner

	By:	Apollo Zeus Strategic Advisors, LLC
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO ZEUS STRATEGIC ADVISORS, L.P.

By:	Apollo Zeus Strategic Advisors, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO ZEUS STRATEGIC ADVISORS, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO SPECIAL OPPORTUNITIES MANAGED ACCOUNT POWER TRUST MANAGEMENT LLC

By:	Apollo Special Opportunities Managed Account, L.P.
its sole member

	By:	Apollo SOMA Advisors, L.P.
its general partner

	By:	Apollo SOMA Capital Management, LLC
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO SPECIAL OPPORTUNITIES MANAGED ACCOUNT, L.P.

By:	Apollo SOMA Advisors, L.P.
its general partner

	By:	Apollo SOMA Capital Management, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO SOMA ADVISORS, L.P.

By:	Apollo SOMA Capital Management, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO SOMA CAPITAL MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APH HOLDINGS (DC), L.P.

By:	Apollo Principal Holdings IV GP, Ltd.
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO PRINCIPAL HOLDINGS IV GP, LTD.

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO SVF MANAGEMENT, L.P.

By:	Apollo SVF Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO SVF MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

AEH (CB), L.P.

By:	AEH (CB) GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

AEH (CB) GP, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

AEH HOLDINGS (CB), L.P.

By:	AEH Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

AEH (PEC), L.P.

By:	AEH Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

AP VIII TXU (CS), L.P.

By:	AP VII TXU (CS) GP, LLC
its general partner

	By:	AP VII TXU Holdings (CS), L.P.
its manager

		By:	AEH Holdings GP, LLC
its general partner

		By:	/s/ Joseph D. Glatt
			Name:	Joseph D. Glatt
			Title:	Vice President

AP VII TXU (CS) GP, LLC

By:	AP VII TXU Holdings (CS), L.P.
its manager

	By:	AEH Holdings GP, LLC
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

AP VII TXU HOLDINGS (CS), L.P.

By:	AEH Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

AP VII TXU (UBS), L.P.

By:	AP VII TXU (UBS) GP, LLC
its general partner

	By:	AP VII TXU Holdings (UBS), L.P.
its sole member

		By:	AEH Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

AP VII TXU (UBS) GP, LLC

By:	AP VII TXU Holdings (UBS), L.P.
its sole member

	By:	AEH Holdings GP, LLC
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

AP VII TXU HOLDINGS (UBS), L.P.

By:	AEH Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

AEH HOLDINGS GP, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

AP AEH, L.P.

By:	Apollo Advisors VII (APO FC), L.P.
its general partner

	By:	Apollo Advisors VII (APO FC-GP), LLC
its general partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT VII, L.P.

By:	AIF VII Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

AIF VII MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

CLF FINANCE COMPANY, LLC

By:	Apollo Credit Liquidity Fund, L.P.
its sole member

	By:	Apollo Credit Liquidity Advisors, L.P.
its general partner

	By:	Apollo Credit Liquidity Capital Management, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO CREDIT LIQUIDITY FUND, L.P.

By:	Apollo Credit Liquidity Advisors, L.P.
its general partner

	By:	Apollo Credit Liquidity Capital Management, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO CREDIT LIQUIDITY MANAGEMENT, L.P.

By:	Apollo Credit Liquidity Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CREDIT LIQUIDITY MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

AEC (LUX) S.À R.L.

By:	Apollo European Credit Management , L.P.
its investment manager

	By:	Apollo European Credit Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO EUROPEAN CREDIT MANAGEMENT, L.P.

By:	Apollo European Credit Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO EUROPEAN CREDIT MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

AESI (HOLDINGS) II, L.P.

By:	AES Advisors II, L.P.
its general partner

	By:	AES Advisors II GP, LLC
its general partner

		By:	/s/ Joseph D. Glatt
			Name:	Joseph D. Glatt
			Title:	Vice President

AESI II POWER TRUST MANAGEMENT LLC

By:	AESI II, L.P.
its sole member

	By:	AES Advisors II, L.P.
its general partner

		By:	AES Advisors II GP, LLC
its general partner

			By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

AESI II, L.P.

By:	AES Advisors II, L.P.
its general partner

	By:	AES Advisors II GP, LLC
its general partner

		By:	/s/ Joseph D. Glatt
			Name:	Joseph D. Glatt
			Title:	Vice President

APOLLO EUROPEAN STRATEGIC MANAGEMENT, L.P.

By:	Apollo European Strategic Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO EUROPEAN STRATEGIC MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

AP INVESTMENT EUROPE III POWER TRUST MANAGEMENT LLC

By:	AP Investment Europe III, L.P.
its sole member

	By:	Apollo Europe Advisors III, L.P.
its general partner

	By:	Apollo Europe Capital Management III, LLC
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

AP INVESTMENT EUROPE III, L.P.

By:	Apollo Europe Advisors III, L.P.
its general partner

	By:	Apollo Europe Capital Management III, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO EUROPE MANAGEMENT III, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

ANS U.S. HOLDINGS LTD.

By:	Apollo SK Strategic Investments, L.P.
its sole shareholder

	By:	Apollo SK Strategic Advisors, L.P.
its general partner

	By:	Apollo SK Strategic Advisors, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO SK STRATEGIC INVESTMENTS, L.P.

By:	Apollo SK Strategic Advisors, L.P.
its general partner

	By:	Apollo SK Strategic Advisors, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO SK STRATEGIC MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CENTRE STREET PARTNERSHIP
POWER TRUST MANAGEMENT LLC

By:	Apollo Centre Street Partnership, L.P.
its sole member

	By:	Apollo Centre Street Advisors (APO DC), L.P.
its general partner

	By:	Apollo Centre Street Advisors (APO DC-GP), LLC
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO CENTRE STREET PARTNERSHIP, L.P.

By:	Apollo Centre Street Advisors (APO DC), L.P.
its general partner

	By:	Apollo Centre Street Advisors (APO DC-GP), LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO CENTRE STREET MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CREDIT OPPORTUNITY FUND III AIV I
POWER TRUST MANAGEMENT LLC

By:	Apollo Credit Opportunity Fund III AIV I LP
its sole member

	By:	Apollo Credit Opportunity Advisors III LP
its general partner

	By:	Apollo Credit Opportunity Advisors III GP LLC
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO CREDIT OPPORTUNITY FUND III AIV I LP

By:	Apollo Credit Opportunity Advisors III LP
its general partner

	By:	Apollo Credit Opportunity Advisors III GP LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO CREDIT OPPORTUNITY TRADING FUND III

By:	Apollo Credit Opportunity Fund III LP
its general partner

	By:	Apollo Credit Opportunity Advisors III (APO FC) LP
its general partner

		By:	Apollo Credit Opportunity Advisors III (APO FC—GP) LLC

			By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

By:	Apollo Credit Opportunity Fund (Offshore) III LP
its general partner

	By:	Apollo Credit Opportunity Advisors III (APO FC) LP
its general partner

		By:	Apollo Credit Opportunity Advisors III (APO FC—GP) LLC

			By:	/s/ Joseph D. Glatt
			Name:	Joseph D. Glatt
			Title:	Vice President

APOLLO CREDIT OPPORTUNITY FUND III LP

By:	Apollo Credit Opportunity Advisors III (APO FC) LP
its general partner

	By:	Apollo Credit Opportunity Advisors III (APO FC—GP) LLC

		By:	/s/ Joseph D. Glatt
			Name:	Joseph D. Glatt
			Title:	Vice President

APOLLO CREDIT OPPORTUNITY FUND (OFFSHORE) III LP

By:	Apollo Credit Opportunity Advisors III (APO FC) LP
its general partner

	By:	Apollo Credit Opportunity Advisors III (APO FC—GP) LLC

		By:	/s/ Joseph D. Glatt
			Name:	Joseph D. Glatt
			Title:	Vice President

APOLLO CREDIT OPPORTUNITY MANAGEMENT III LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO FRANKLIN PARTNERSHIP, L.P.

By:	Apollo Franklin Advisors (APO DC), L.P.
its general partner

	By:		Apollo Franklin Advisors (APO DC-GP), LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO FRANKLIN MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
	Name:		Joseph D. Glatt
	Title:		Vice President

APOLLO HERCULES PARTNERS, L.P.

By:	Apollo Hercules Advisors, L.P.
its general partner

	By:		Apollo Hercules Advisors GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO HERCULES MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO LINCOLN FIXED INCOME FUND, L.P.

By:	Apollo Lincoln Fixed Income Advisors (APO DC), L.P.
its general partner

	By:	Apollo Lincoln Fixed Income Advisors (APO DC-GP), LLC
its general partner

		By:	/s/ Joseph D. Glatt
			Name:	Joseph D. Glatt
			Title:	Vice President

APOLLO LINCOLN FIXED INCOME MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO LINCOLN PRIVATE CREDIT FUND
POWER TRUST MANAGEMENT LLC

By:	Apollo Lincoln Private Credit Fund, L.P.
its sole member

	By:	Apollo Lincoln Private Credit Advisors (APO DC), L.P.
its general partner

		By:	Apollo Lincoln Private Credit Advisors (APO DC-GP), LLC
its general partner

			By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO LINCOLN PRIVATE CREDIT FUND, L.P.

By:	Apollo Lincoln Private Credit Advisors (APO DC), L.P.
its general partner

	By:	Apollo Lincoln Private Credit Advisors (APO DC-GP), LLC
its general partner

		By:	/s/ Joseph D. Glatt
			Name:	Joseph D. Glatt
			Title:	Vice President

APOLLO LINCOLN PRIVATE CREDIT MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO UNION STREET PARTNERS, L.P.

By:	Apollo Union Street Advisors, L.P.
its general partner

	By:	Apollo Union Street Capital Management, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO UNION STREET MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

COF II (ST), LLC

By:	Apollo Credit Opportunity Management, LLC
its manager

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO CREDIT OPPORTUNITY MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO SPN INVESTMENTS I POWER TRUST MANAGEMENT LLC

By:	Apollo SPN Investments I, L.P.
its sole member

	By:	Apollo SPN Advisors (APO DC), L.P.
its general partner

		By:	Apollo SPN Capital Management (APO DC-GP), LLC
its general partner

			By:	/s/ Joseph D. Glatt
				Name:	Joseph D. Glatt
				Title:	Vice President

APOLLO SPN INVESTMENTS I (CREDIT), LLC

By:	Apollo SPN Investments I, L.P.
its sole member

	By:	Apollo SPN Advisors (APO DC), L.P.
its general partner

		By:	Apollo SPN Capital Management (APO DC-GP), LLC
its general partner

			By:	/s/ Joseph D. Glatt
				Name:	Joseph D. Glatt
				Title:	Vice President

APOLLO SPN INVESTMENTS I, L.P.

By:	Apollo SPN Advisors (APO DC), L.P.
its general partner

	By:	Apollo SPN Capital Management (APO DC-GP), LLC
its general partner

		By:	/s/ Joseph D. Glatt
			Name:	Joseph D. Glatt
			Title:	Vice President

APOLLO SPN MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CREDIT MASTER FUND LTD.

By:	Apollo ST Fund Management LLC
its investment manager

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO ST FUND MANAGEMENT LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO ST OPERATING LP

By:	Apollo ST Capital LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO ST CAPITAL LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

STONE TOWER CDO II LTD.

By:	Apollo ST Debt Advisors LLC
its manager

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO ST DEBT ADVISORS LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

ST MANAGEMENT HOLDINGS, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO ZEUS STRATEGIC INVESTMENTS
POWER TRUST MANAGEMENT LLC

By:	Apollo Zeus Strategic Investments, L.P.
its sole member

	By:	Apollo Zeus Strategic Advisors, L.P.
its general partner

	By:	Apollo Zeus Strategic Advisors, LLC
its general partner

		By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO ZEUS STRATEGIC INVESTMENTS, L.P.

By:	Apollo Zeus Strategic Advisors, L.P.
its general partner

	By:	Apollo Zeus Strategic Advisors, LLC
its general partner

	By:	/s/ Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

APOLLO ZEUS STRATEGIC MANAGEMENT, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President